Centennial New York Tax Exempt Trust
Supplement dated December 31, 2008 to the
Prospectus dated October 24, 2008

This supplement amends the Prospectus of Centennial New York Tax Exempt Trust (the “Trust”) dated October 24, 2008 and is in addition to the supplement dated December 10, 2008.

1.     In the section titled “Fees and Expenses of the Trust” on page 7, the following is added to the end of the first paragraph under the “Annual Trust Operating Expenses”:

The Manager has voluntarily undertaken to waive fees to the extent necessary to assist the Trust in attempting to maintain a positive yield. There is no guarantee that the Trust will maintain a positive yield. That undertaking may be amended or withdrawn at any time.

2.     In the section titled “How the Trust is Managed – Advisory Fees,” on page 13, the following is added to the end of the second paragraph:

The Manager has voluntarily undertaken to waive fees to the extent necessary to assist the Trust in attempting to maintain a positive yield. There is no guarantee that the Trust will maintain a positive yield. That undertaking may be amended or withdrawn at any time.

3.     Effective as of January 1, 2009, the Board of Trustees of Centennial New York Tax Exempt Trust has set the rate for the Service (12b-1) Fees at the rate of zero.

December 31, 2008                                                                                               PS0780.019